“Attention is the new economy. It is the world’s most valuable resource.”

– Paul MacGregor, Fox Networks

WE DELIVER ATTENTION

We *Infuse* Sales & Marketing Messaging With The Power
To Command Immediate Focused ATTENTION

new proprietary disruptive technology

Introducing…

nFüsz

Interactive Marketing Automation & Next Generation CRM

Formerly known as bBooth

nFüsz OTCQB:FUSZ
April 2017

WE DELIVER ATTENTION

HOW WE DO IT

WE INFUSE INTERACTIVE MARKETING ELEMENTS INTO OUR CUSTOMERS' VIDEOS

WE CREATE *VIRTUAL SALESPERSON* VIDEOS THAT APPEAR TO 'WALK-OUT' ONTO THE SCREENS OF THEIR TARGET AUDIENCE TO EXPLAIN THE PRODUCT & TAKE ORDERS, etc.

REPLACE INEFFECTIVE SALES/CUSTOMER SERVICE

DELIVERY & DISTRIBUTION OF VIDEOS CAN BE *AUTOMATED*

OUR CUSTOMERS CAN ALSO DISPLAY THESE INTERACTIVE VIDEOS ON WEBSITES, ONLINE ADS, & SHARE THEM VIA EMAIL, TEXT, TWITTER & OTHER SOCIAL MEDIA


Click Nick for a demo
Click to Buy My Shoes

WE DELIVER ATTENTION

OUR CUSTOMERS

- SALES-BASED ORGANIZATIONS
- CONSUMER BRANDS
- AD AGENCIES
- ENTERTAINMENT & MEDIA COMPANIES
- ARTISTS & SOCIAL MEDIA CELEBRITIES
- NON-PROFITS
- ANYONE THAT WILL *PAY* FOR **ATTENTION**



WE DELIVER ATTENTION

WHY MARKETERS CHOOSE VIDEO-BASED MESSAGING


90%
of users say that product videos are helpful in the decision process.
75%
of online video viewers have interacted with an online video ad this month.
92%
of mobile video consumers share videos with others.
75%
of executives watch work-related videos on business websites at least once a week.
33%
of all online activity is spent watching video.
80%
of users recall a video ad they viewed in the past 30 days.
36%
of online consumers trust video ads.
The average user is exposed to an average of 32.3 videos in a month.

nFüsz

VIDEO MESSAGING INCREASES CONVERSION RATES 80%

INTERACTIVITY *Increases Conversion Rates* ***300% - 600%***


Video in an email leads to 200-300% increase in click-through rate.
Including video on a landing page can increase conversion by 80%.
You Tube
YouTube reports mobile video consumption rises 100% every year.
Combining video with full page ads boost engagement by 22%.
After watching a video, 64% of users are more likely to buy a product online.
Real estate listings that include a video receive 403% more inquiries than those without.
50% of executives look for more information after seeing a product/service in a video.
WWW
65% of executives visit the marketer's website and 39% call a vendor after viewing a video.

Statistics from: Inisvia.com/50-must-know-stats-about-video-marketing-2016

WE ENABLE THE *‘CALL TO ACTION’* RIGHT IN THE VIDEO

Ordinary videos can only be viewed and are incapable of *facilitating* a call to action.

nFüsz Videos Allow Viewers To Respond To A Call To Action Without Leaving The Video

Resulting In Higher Conversions & More Revenue


Interacti
Video
Messagi
Interactivity Drives Conversion
nFüsz
Viewer
gagement

TYPES OF INTERACTIVE VIDEO ENGAGEMENTS


B2C
Network Marketing
Internal
Sales
Offers & Promos
Surveys & Contests
Lead Generation
Campaigns
Training & Support
Merchandizing
Sell-Through
Recruiting
Training
Internal Communications
Compliance
Notifications
Surveys
Training
Contests

nFüsz

MARKET OPPORTUNITY

IDC Predicts CMOs Will Drive $32.3B In Marketing Technology Spending By 2018

- Forbes.com

CRM Applications Market Forecast ($M)


$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2013
2014
2015
2016
2017
2018
Contact Center
Customer Service
Sales Automation
Marketing Automation

Total Market Statistics:
- Total 2018 Revenue = $31.7B
- Source - Dec 2014 Software Tracker
- CAGR = 6.9 %

Marketing Technology Map Revenue ($M)


$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2014
2015
2016
2017
2018
Management and Admin
Content Prod/Mgmt
Data and Analytics
Interaction systems

Total Market Statistics:
- Total 2018 Revenue = $32.3B
- CAGR = 12.4 %
- $130B 5-yr spend

Company Overview

Formerly known as bBooth

About nFüsz



- Founded in 2014 *[formerly known as bBooth]*
- Proprietary Interactive Video Technology for Sales-Based Enterprise, Consumer Brand Marketing, and Entertainment/Media Promotion
- Protected IP
- 19 employees
- HQ Hollywood, CA
- Pioneered Interactive Marketing Automation (IMA)
- Disrupting the $36B Customer Relationship Management (CRM) Industry
- Proven Management Team
- **Nick Cannon**, *Chief Strategy Officer/Global Brand Ambassador*
- Public company: OTCQB:FUSZ

nFüsz

We're a Hollywood-based digital technology company offering truly interactive video for Customer Relationship Management (CRM), Sales Lead Generation, Marketing Campaigns, and Social Engagement.

Our NOTIFI brand cloud-based, Software-as-a-Service (SaaS) platform empowers our clients to produce, distribute and track enhanced interactive videos for higher levels of engagement on all mobile and desktop devices. *Notably, no download or proprietary player is required*. Full analytics and reporting capability built-in.

nFüsz NOTIFI enhanced interactive videos can be displayed on websites, embedded in online ads, *or even shared via email, text, or Twitter and other social media*.

nFüsz NOTIFI applications can be white-labeled for sales-based organizations, consumer brands, and artists seeking greater levels of customer, consumer, and fan engagement.

Our Flagship CRM Product, built around our proprietary *'Video-First'* nFüsz NOTIFI technology, places interactive video front and center in all customer and prospect communications. NOTIFI can accommodate a single direct sales representative, yet is enterprise-class scalable to meet the needs of today's global organizations.

We've re-invented what a CRM & Lead-Gen tool should be in today's video-centric social environment.

nFüsz

Products

We've re-invented what a CRM & Lead-Gen tool should be in today's video-centric social environment.

WE DELIVER ATTENTION

PRODUCT DETAILS

1. notifiWEB - Interactive Website Embedded Video.

notifiWEB allows customers to create and display sales, product, or corporate videos with 'clickable' interactive links *in the actual video* on their 'WordPress' and other template-based websites, viewable on desktop and mobile devices.

These links (both visible, such as on-screen buttons, and invisible, such as a link on a shirt that only becomes visible when you hover over it) are features that when clicked can perform a variety of functions including:

- Opening and playing a video within the video.
- Opening a browser on the viewer's computer and taking them to a webpage – ***even if that person's browser was closed.***

WE DELIVER ATTENTION

PRODUCT DETAILS

1. notifiWEB - Interactive Website Embedded Video - cont.

Display an *interactive form* (including surveys) on-screen for data collection – *in the actual video* - while the video continues to play.


Furniture & Mattresses
TV & Electronics
Clothing
Toys & Games
Fitness & Sports
SEND TO SANTA!
OFFICE SHAKE

WE DELIVER ATTENTION

PRODUCT DETAILS

1. notifiWEB - Interactive Website Embedded Video - cont.

Place a *Phone Pad In The Video On-Screen* that collects the viewer's phone number and immediately calls them at that number and connects them to:

- live customer service
- live sales call center
- a pre-recorded message
- allow them leave a message on a custom configured digital answer machine



february
12
Logbook
127
HIGH
LOW
Call

- Among several other features not available elsewhere.

WE DELIVER ATTENTION

PRODUCT DETAILS

2. notifiADS - Interactive Video Embedded In Online Ads

notifiADS allows our customers to take the interactive video experience they have created for their website and embed it online ads they can place almost anywhere, such as in Facebook ads, among other popular destinations.

These videos will launch when the online ad is clicked and play with all of the interactive capabilities – even on mobile devices.

This is a sea-change for companies that don't want to sit passively and wait for customers to come to their website to experience their interactive product or service video – but instead, assertively place that experience where their customers are located and more likely to see it.

WE DELIVER ATTENTION

PRODUCT DETAILS

3. notifiLINKS - Our Distributable Links Product

With notifiLINKS, our customers can take that same interactive video described in the products above, with ALL of the interactive elements intact and ***distribute them via:***

- **Email**
- **Text Messaging**
- **Social Media**
- **Electronic Invitations, etc.**

notifiLINKS allows our customers to literally deliver that same interactive video experience to their client list and use it for:

- **Lead Generation**
- **Customer Retention**
- **Customer Relationship Management**
- **Among many other initiatives**

And like notifiADS described above, these videos will play on any device ***without the need for the recipient to first have to download special software or a proprietary player.***

These Capabilities Separate Us From Other Companies Claiming Interactive Video Capability

WE DELIVER ATTENTION

PRODUCT DETAILS

4. notifiCRM - SaaS CRM & Lead Gen for Desktop and Mobile

Our Flagship Product. In notifiCRM, we built an enterprise class, fully scalable platform around our core technology for the creation and delivery of interactive videos as the centerpiece of a ***CRM and Lead Generation*** solution for any sales-based organization.

notifiCRM is a *cloud-based SaaS product*, offered on a *subscription basis*, as a fully branded white labeled desktop, mobile, and web-based application – ***or embedded in clients' existing applications via an API***. notifiCRM *has what we believe are industry leading features and functionality that leaves even the large incumbent players generations behind us*.

Most other CRM apps are really sales force *tracking* applications designed to allow management to track the daily activities of sales people.

notifiCRM **is designed to give sales people the tools they need in today's video-centric world to SELL – not just report.**

WE DELIVER ATTENTION

PRODUCT DETAILS

4. notifiCRM - **SaaS CRM & Lead Gen for Desktop and Mobile** – cont.

The notifiCRM platform features include:

- **Import of .csv files or direct import of contacts lists from *Outlook, Gmail, Hotmail, and Yahoo Mail* allowing the user to send individuals or groups interactive video messages**
- **Drip campaign creation and management**
- **Downline management**
- **In-app chat and messaging (video chat and full conf call capability coming soon) with customers and downline reps;**
- ***PUSH–TO-SCREEN* delivery of messaging (even when the recipient's browser, email, and text messaging programs are closed);**
- ***VIRTUAL SALESPERSON* - 3-D looking interactive 'walk-out-style' videos, with transparent backgrounds that play on top of any other open application.**

nFüsz PLATFORM HIGHLIGHTS

Next-Gen CRM - Interactive Marketing Automation

- 100% browser based interactive videos
- Integrates with existing Marketing and CRM apps

Corporate Communication

- Native desktop and mobile applications for media-rich communications and content management
- Push-to-screen media-rich interactive messaging, drip campaigns
- Text, audio, video, interactive videos

Network Marketing/MLM

- End-to-end platform for managing all communications, messaging compliance, and interactive marketing for Network Marketing and MLM style organizations
- Engage, Grow, and Track Down-lines

Branded Applications

- Native applications for desktop, iOS, Android
- Branded apps to manage customer/fan communities in minutes

Management & Analytics

- Robust and comprehensive back-end management environment
- Manage users, campaigns, broadcasts, content, interactive videos, customizations

nFüsz vs. the Competition

Feature	"Interactive Video" Apps	CRM	Marketing Automation	nFüsz Notifi
Clickable Links In-Video	✓			✓
Omni-Channel	✓	✓	✓	✓
Analytics	✓	✓	✓	✓
eCommerce Integration		✓	✓	✓
Email Campaigns		✓	✓	✓
Drip Campaigns			✓	✓
Onscreen "Walk Out" Videos				✓
Contextual/Embedded Interactive Video Links				✓
Push-to-Screen				✓
In-Video Active Buttons & Menus				✓
In-Video Forms & Surveys				✓
In-Video File Download				✓
Images, Audio, Video-in-Video				✓
Dynamically Branching Videos				✓
Auto-Launch Applications In-Video				✓
In-video Calling & Telephony				✓
No Proprietary Player or Download Required				✓
Personalized/Branded Desktop & Mobile Apps				✓

FINANCIAL PROJECTIONS

Becoming Network Marketing's Industry Leading Software Provider

- 100 Million Distributors and Expanding
- Obtain 30% Distributor Utilization within 3 Years for Each New Customer
- Distributor Growth Driven by Increased Utilization from Both Existing & New Customers
- Nature of Software Creates High Switching Costs for Customers
- Obtain 3.5% Market Share by the End of 2020

Secondary Market Expansion

- Retail
- Entertainment
- Financial Services
- Healthcare
- Education
- Geo Political


Annual Results
In thousands
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
833k
2.2m Monthly Distributors $5.67 per
2.9m Monthly Distributors $6.64 per
3.6m Monthly Distributors $7.64 per

	2017*	2018	2019	2020
Revenue	$16,258	$121,245	$218,518	$311,159
Cogs	$3,893	$26,221	$44,332	$60,350
EBITDA	$7,999	$73,216	$135,630	$196,659

* nine months

*** A Single Top 25 Network Marketing Company Customer Can Drive $5 Million In Monthly Recurring Revenue*

Addendum

MANAGEMENT

RORY J. CUTAIA, *PRESIDENT & CHIEF EXECUTIVE OFFICER*

Rory J. Cutaia began his career as an attorney at a major NYC law firm, representing world renowned entrepreneurs. With that background, Mr. Cutaia left the practice of law and set out to change the landscape of the telecom industry through a tech company start-up he founded called Telx. Telx went on to become the internationally recognized leader in the data center sector and still the *de facto* standard by which the world's telecom carriers interconnect with one another. Mr. Cutaia assembled a top management team and over the course of only 6 years, took the business **from a start-up to a successful sale and liquidity event priced at more than $215 million in cash, returning 18x invested capital to early investors**.

As Founder, President, CEO and Chairman of Telx, Mr. Cutaia provided the vision for the Company's strategic goals and objectives. Operating the business like a public reporting company, he created the processes by which he and his management team crafted the Company's business plan, and then led the Company through its virtually flawless execution. He personally identified, negotiated and oversaw the successful integration of acquisitions, while at the same time engineered and implemented the policies, procedures, and processes that drove double digit organic growth, year over year. A truly hands-on CEO, Mr. Cutaia built a sales team, a marketing team, as well as technical support, customer satisfaction, HR, and finance departments. By employing new and innovative marketing strategies, Mr. Cutaia drove revenue, beat EBITDA targets and created an international reputation for Telx as the "best of the best". Telx was recently sold again for approximately **$1.9 Billion**.

After the sale of Telx, Mr. Cutaia became a partner and 'Entrepreneur-in-Residence' in a NYC based private equity fund, where he went on to create several other successful ventures, including a new technology to clean up toxic coal waste sites, and then launched a next-generation, fiber-optic network constructed along railroad rights of way, a ground-breaking, innovative deal he personally negotiated. Now as Founder & CEO of Los Angeles-based nFüsz, Mr. Cutaia has created what has been called the *best new platform for consumer brand activation, CRM, and sales lead generation*. Mr. Cutaia conceived the nFüsz concept, created the Company's business plans and marketing strategies, and with more $2.8M of his own capital invested, personally financed R&D and all start-up costs. As CEO, Mr. Cutaia provides the vision and leadership for the management team, establishes the goals and objectives for the Company and the policies and procedures by which they are executed, remaining keenly focused on building shareholder value.

MANAGEMENT

NICK CANNON, *CHIEF STRATEGY OFFICER & GLOBAL BRAND AMBASSADOR*
Celebrated producer, writer, director, actor, DJ, entrepreneur and acclaimed host of TV's top-rated America's Got Talent, among a long list of other TV and film credits, Nick Cannon joined nFüsz as Chief Strategy Officer. A unique combination of artist and entrepreneur, Mr. Cannon is perfectly suited to introduce the nFüsz technology to the entertainment industry. Despite his demanding schedule, Mr. Cannon is actively involved in the business of nFüsz and currently responsible for a number of major business development initiatives for the Company. In addition to his duties at nFüsz, Mr. Cannon is currently starring in six TV shows, including MTV's 'Nick Cannon Presents: Wild 'N Out', which has garnered the highest ratings in MTV history, and BET Network's 'Real Husbands of Hollywood', among others. On the business side, he is the current Chairman of TeenNick at Viacom's Nickelodeon Network and has been the Development & Creative Consultant for the Nickelodeon Network since 2009. Adding to his business credentials, in 2015 Mr. Cannon was named 'Chief Creative Officer' for the RadioShack stores.

JEFF CLAYBORNE, *CHIEF FINANCIAL OFFICER*
Jeff Clayborne is Chief Financial Officer at nFüsz. Mr. Clayborne is an experienced finance professional with a proven record of driving growth and profit for both Fortune 100 as well as start-up companies. He brings with him more than 20 years of experience in all aspects of strategy, finance, business development, negotiation, and accounting. Mr. Clayborne earned his MBA from the University of Southern California, with high honors and began his career as a CPA at McGladrey & Pullen, then KPMG Peat Marwick. He then moved on to senior finance positions at The Walt Disney Company, including Senior Finance Manager at Walt Disney International, where he oversaw financial planning and analysis for the organization in 37 countries. Thereafter, Mr. Clayborne accepted a position at Universal Music Group where he was Vice President, Head of Finance & Business Development for Fontana, where he managed the financial planning and analysis of the sales and marketing division, and led the business development department.

JAMES P. GEISKOPF, *INDEPENDENT MEMBER OF THE BOARD OF DIRECTORS* **|** *LEAD DIRECTOR*
James P. Geiskopf became a director of nFüsz in May 2014, and as an independent director, is currently the Chair of the Audit Committee and Compensation Committee. Mr. Geiskopf has 32 years of experience leading major organizations. Mr. Geiskopf was the former President and Chief Executive Officer of Budget Rent-a-Car of Fairfield California until 2007, when Mr. Geiskopf sold the franchise. Mr. Geiskopf served on the Board of Directors of Suisun Valley Bank and on the Board of Directors of Napa Valley Bancorp. Mr. Geiskopf has also served as an officer and director of several other publicly listed companies.

MANAGEMENT

DOUG KLOTZ, *VP TECHNICAL SALES*

Mr. Klotz brings over 20 years' executive level sales experience to nFüsz. Mr. Klotz traces the start of his professional career to Scopus Technology, the company that pioneered the Customer Relationship Management (CRM) industry, followed by senior executive level positions at Siebel Systems (now Oracle), among other companies, building global technical enterprise software sales teams with a focus on SaaS-based CRM.

FRANK '*THE BIG HURT*' THOMAS, *ADVISORY BOARD MEMBER*

Mr. Thomas is a National Baseball Hall of Fame inductee and two-time recipient of the American League's Most Valuable Player Award. Joining other distinguished members of the nFüsz Advisory Board, "The Big Hurt" leads the Company's sports business initiatives for its nFüsz technology.

Mr. Thomas played for three American League (AL) teams from 1990 to 2008, most of which as an integral part of the Chicago White Sox. One of the most outstanding and recognized hitters of his era, he is the only player in major league history to maintain a .300 batting average for seven consecutive seasons (1991–1997), scoring at least 100 runs-batted-in (RBI's) every season. A perennial MVP candidate, during that period he batted .330, averaged 36 home runs and 118 RBI's per year. In 1993, he was named the AL's Most Valuable Player by unanimous vote when he became the first White Sox player to hit 40 home runs in a single season, leading his team to a division title. Later in his career he earned AL Comeback Player of the Year honors, as his contributions helped the White Sox finish with the AL's best record. In 2014, his first year of eligibility, Mr. Thomas was inducted into The National Baseball Hall of Fame, becoming the first Chicago White Sox player to achieve that distinction. The White Sox retired his jersey #35 in 2010.

MANAGEMENT

DAN FLEYSHMAN, *ADVISORY BOARD MEMBER*

Mr. Fleyshman, previously recognized as one of the youngest operators of a publicly-traded company, commands an astute awareness and understanding of today's digital marketplace. By the age of 23, the licensing company he founded while still in High School, had already generated over $15 million in apparel sales in 6 department store chains, including a $9.5 million licensing deal he secured with STARTER apparel. Mr. Fleyshman then went on to launch the *"Who's Your Daddy"* energy drink by securing distribution into 55,000 retail stores and military bases. That was followed by the launch of *Victory Poker* in 2010, which he built into the third largest site of professional poker players in the world. Mr. Fleyshman's addition to the nFüsz Advisory Board has been invaluable, providing insights, strategies and introductions to strategic relationships that will fuel the Company's growth, and enhance shareholder value.

Mr. Fleyshman is also a very active Angel Investor and advisor to more than 20 companies ranging from mobile app and tech companies, to successful monthly box subscription sites like "DollarBeardClub", and consumer products like Uwheels, both of which exceeded $5,000,000 in sales in less than 8 months from their respective launch dates.

BRANDEN HAMPTON, *ADVISORY BOARD MEMBER*

Mr. Hampton, one of the largest independent social media publishers in the world, brings a wealth of experience from his successful career in social media marketing. He co-founded California-based First Slice Media, a content site that drew over 300,000,000 page views in its first year. He also co-founded One Penny Ad Agency, a company that specializes in providing clients with social media strategies for Twitter. The company counts over 32 million followers from the accounts that it owns and manages. They also assist their clients with Social Media, Engagement, Influence, Impressions, Ad Serving, Content, Trending Topics, Analytics, Demographic targeting, and the Building of Followers.

Mr. Hampton personally supervises 24 Twitter accounts, representing more than 12 million total followers. One example of his effective strategies is the project "@Notebook", also known as "Notebook of Love". In February 2011, over 30,000 followers were acquired in only three weeks, demonstrating the power of digital marketing. Today @Notebook is one of Twitter's most active brands exceeding 5.6 million followers. Mr. Hampton also coaches celebrities, prominent athletes, music artists and bands in the development of strategies to effectively engage followers.

THE nFüsz PLATFORM

- Massively Scalable
- Modern, No-SQL & RESTful API
- Consumer device agnostic
- Modularity allows seamless build-vs.-buy technology decisions and change-outs
- High-performance user-priority UX design
- Rapid integration into 3rd party apps and clouds
- BI Inherently designed into process & rules enabling context-driven experience
- SaaS architecture for inherent redundancy, performance and uptime



Admin & Analytics
Native User Apps
HTML5 Interactive Videos
iOS
Android
Admin Dashboard
Desktop
SmartTV & Devices
UX
CORE
BPM
Data
3RD Pty
I-Video Process Model
NoSQL Data
BI & Analytics
nFüsz proprietary engine
RESTful API layer
Process engine
Massive data store
Decision support
3rd Party partners
External systems
eCommerce
Marketing
CMS
CRM
ERP
External Marketing & Communications
Internal Systems

CASE STUDY: ORU MARKETPLACE


ORU
Introducing the
ORU Visa® Prepaid Card
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ORU MARKET APP
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Digital Commerce

Overview

- ORU is an innovative marketplace and social commerce site helping members improve their personal and financial well being
- Members utilize custom-branded nFüsz Notifi apps to communicate and market their products and services and to recruit new members

Details

- Branded as "ORU Channel", nFüsz Notifi apps are used to distribute interactive video messaging
- Interactive videos are used to invite, recruit, sell, educate, and train members and prospects more effectively and efficiently
- Members utilize the "walk-out" style videos of skilled salespeople in their messaging to prospects and customers, ensuring higher levels of effectiveness and conversion rates
- Compliance is assured when members utilize the approved interactive videos in their messaging
- New recruits learn faster and attrition rates drop dramatically

nFüsz

thank you

SAFE HARBOR STATEMENT

Certain statements contained in this presentation, including, without limitation, statements containing the words "believes," "plans," "expects," "anticipates," and words of similar import, constitute "forward-looking statements" within the meaning of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of nFüsz, Inc. (the "Company"), members of its management, and assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions in those areas in which the Company operates; demographic changes; competition; fluctuations in market interest rates; changes in credit quality; and the Company's ability to successfully integrate any acquisition it may make. Given these uncertainties, undue reliance should not be placed on such forward-looking statements. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments except as required by law.

The presentation does not carry any right of publication or disclosure to any other party. No person may treat this presentation as constituting either an offer to sell, or a solicitation of an offer to buy, any interest in the investment. Any offering of securities may be made only pursuant to written offering documents, in compliance with federal and applicable state securities laws. The investment is available only to qualified individuals or entities, and potential investors should perform their own due diligence regarding the investments and tax treatment of such investments. This presentation may not contain all the details and information necessary for you to make a decision or evaluation. The Company takes no responsibility for the accuracy or the completeness of the information contained herein and makes no assurances for such. In addition, information in this presentation as of March 2017 is based on unaudited accounts. This presentation is not and does not purport to be an appraisal of the assets, stock or business referenced herein. Neither this presentation nor any of its contents may be used for any other purpose without the prior written consent of the Company.